                           SCHEDULE 14-A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                             Act of l934


Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
( )  Preliminary Proxy Statement
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12
( ) Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            SUMMIT BANCSHARES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)  No fee required.
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     l)    Title of each class of securities to which transaction
            applies:
            .......................................................

     2)    Aggregate number of securities to which transaction
           applies:
           ........................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ........................................................

     4)    Proposed maximum aggregate value of transaction:
           ........................................................

     5)    Total fee paid:
           ........................................................

( )   Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      l)   Amount Previously Paid:
           ........................

      2)   Form, Schedule or Registration Statement No.:
           ........................

      3)   Filing Party:
           ........................

      4)   Date Filed:

           ........................

                             SUMMIT BANCSHARES, INC.
                                  2969 Broadway
                            Oakland, California 94611

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To be Held Thursday, April 24, 1997

TO THE SHAREHOLDERS OF SUMMIT BANCSHARES, INC.:

   NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, an Annual Meeting of Shareholders (the "Annual Meeting") of Summit Bancshares, Inc. (the "Company") will be held at the principal offices of the Company located at 2969 Broadway, Oakland, California, on Thursday, April 24, 1997, at 2:00 p.m., for the purpose of considering and voting upon the following matters:

     1. The election of seven (7) persons to the Board of Directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and qualified.

     2.  The ratification of the selection of Coopers & Lybrand
L.L.P. to audit the financial statements of the Company for fiscal year 1997.

     3. The transaction of such other business as may properly come before the Annual meeting.

   Section 2.3 of the Bylaws of the Company provides for the nomination of Directors in the following manner:

   "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation not more than sixty (60) days prior to any meeting of shareholders called for the election of Directors, no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these Bylaws, provided, however, that if ten (10) days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the Corporation owned by the notifying shareholders. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for such nominee."

























Only those Shareholders of record at the close of business on February 28, 1997, will be entitled to notice of and to vote at the Annual Meeting.

   IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING AND ELECT TO VOTE IN PERSON, YOU MAY DO SO. THE PROXY MAY BE REVOKED
AT ANY TIME PRIOR TO ITS EXERCISE.

   Dated:  March 26, 1997, at Oakland, California.

                              By Order of the Board of
                              Directors of Summit Bancshares,
                              Inc.

                              /s/ Shirley W. Nelson
                              -------------------------------
                              SHIRLEY W. NELSON
                              Chairman and Chief Executive
                              Officer

                             SUMMIT BANCSHARES, INC.
                                  2969 BROADWAY
                            OAKLAND, CALIFORNIA 94611

                 PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, APRIL 24, 1997



                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") of Summit Bancshares, Inc., (the "Company") to be held at 2969 Broadway, Oakland, California, on Thursday, April 24, 1997, at 2:00 p.m. and at any adjournment or adjournments thereof. THE SOLICITATION OF THE PROXY ACCOMPANYING THIS PROXY STATEMENT IS MADE BY MANAGEMENT OF THE COMPANY AND THE COSTS OF SUCH SOLICITATION, INCLUDING THE EXPENSE OF PREPARING, ASSEMBLING, PRINTING AND MAILING THIS PROXY STATEMENT AND THE MATERIAL USED IN THIS SOLICITATION OF PROXIES, WILL BE BORNE BY THE COMPANY. It is contemplated that Proxies will be solicited through the mail, but officers and regular employees of the Company may solicit Proxies personally. The Company will also request bank, brokers and others who hold shares of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

     It is expected that this Proxy Statement, the form of Proxy and accompanying Notice will be mailed to Shareholders on or about March 27, 1997.

     The matters to be considered and voted upon at the Annual Meeting will be:

     1. The election of seven (7) persons to the Board of Directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and qualified.

     2. The ratification of the selection of Coopers & Lybrand L.L.P. to audit the financial statements of the Company for fiscal year 1997.

     3. The transaction of such other business as may properly come before the Annual Meeting.

     A Proxy for use at the Annual Meeting is enclosed. Any Shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised (i) by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date or (ii) by appearing and voting in person at the Annual Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Annual Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy.

     IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON AT THE ANNUAL MEETING, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN FAVOR OF (i) THE ELECTION AS DIRECTORS OF THE NOMINEES SET FORTH HEREIN, (ii) THE RATIFICATION FOR FISCAL YEAR 1997 OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND (iii) IN THE EVENT OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

                                VOTING SECURITIES

     On December 18, 1996, the Board of Directors established February 28, 1997, as the Shareholders' record date for the purpose of determining the Shareholders entitled to notice of and to vote at the Annual Meeting. As of February 28, 1997, there were 429,224 shares of the Company's no par value Common Stock issued and outstanding ("Common Stock").

     Each holder of Common Stock entitled to notice of and to vote at the Annual Meeting will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Annual Meeting on any matter submitted to the vote of Shareholders, except that in connection with the election of Directors, the shares are entitled to be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to the voting and a Shareholder present at the Annual Meeting has given notice of his or her intention to vote his or her shares cumulatively. If a Shareholder has given such notice, all Shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a Shareholder to give one nominee as many votes as is equal to the number of Directors to be elected multiplied by the number of shares owned by him or her, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The seven (7) nominees for Director receiving the highest number of votes shall be elected as described more fully herein.

     The ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants requires the affirmative vote of at least a majority of the outstanding shares of the Company's Common Stock represented in person or by proxy at the Annual Meeting of Shareholders.


                           PRINCIPAL SECURITY HOLDERS

     Other than Shirley W. Nelson, and Thomas F. Louderback, Jr., the Company knows of no person who owns of record or beneficially, either individually or together with his or her associates, more than five per cent (5%) of the outstanding Common Stock of the Company. The holdings of Shirley W. Nelson, and Thomas F. Louderback, Jr. are as follows:


                                               AMOUNT AND
                        NAME AND               NATURE OF
     TITLE OF           ADDRESS OF             BENEFICIAL   PERCENT OF
      CLASS             BENEFICIAL OWNER       OWNERSHIP    CLASS
--------------------------------------------------------------------------------


  Common Stock       Thomas F. Louderback, Jr.   26,547        6.18%
                     1233 21st Street
                     Oakland, CA  94607

  Common Stock       Shirley W. Nelson           84,241       18.54%
                     2969 Broadway
                     Oakland, CA  94611


                        SECURITY OWNERSHIP OF MANAGEMENT


     The following table set forth, as of February 28, 1997, the number of shares of the Company's Common Stock which may be deemed to be beneficially owned by each Director and Nominee, the Chief Executive Officer and one other Executive Officer of the Bank, and all Officers and Directors as a group and the percentage of the outstanding Common Stock as owned:


                                               AMOUNT AND
                          NAME                 NATURE OF      PERCENT
    TITLE OF              OF BENEFICIAL        BENEFICIAL     OF
    CLASS                 OWNER                OWNERSHIP(1)   CLASS
--------------------------------------------------------------------


  Common Stock         Jerrald R. Goldman        16,019         3.73%

  Common Stock         George H. Hollidge        18,152 (2)     4.23%

  Common Stock         Kikuo Nakahara            18,293 (3)     4.26%

  Common Stock         Shirley W. Nelson         84,241 (4)    18.54%

  Common Stock         Thomas H. State              300          .07%

  Common Stock         Mary C. Warren                 0          .00%

  Common Stock         Barbara J. Williams            0          .00%

  Common Stock         C. Michael Ziemann         4,458 (5)     1.03%

  Common Stock         All Officers,
                       Directors and
                       Nominees (9 persons)     141,163        31.06%


     1. Unless otherwise indicated, the named individual exercises sole voting and investment powers over the shares listed.
     2. Includes 572 shares held by Mr. Hollidge as custodian for his child, and 17,580 shares which were transferred into The Marie J. McKechnie Trust, a revocable trust.
     3. Includes 220 shares held by Mr. Nakahara as custodian for his children.
     4. The number of shares does not include all of the 39,000 shares subject to options under the Company's 1982 Incentive Stock Option Plan (the "ISO Plan") and the 1992 Employee and Consultant Stock Option Plan, exercisable in 10 equal yearly installments beginning July 1, 1983, of which 25,271 shares are currently exercisable but have not yet been exercised. The 25,271 shares exercisable are included in the number of shares beneficially owned.
     5. The number of shares does not include all of the 6,945 shares subject to options under the Company's 1982 Incentive Stock Option Plan (the "ISO Plan") and the 1992 Employee and Consultant Stock Option Plan, exercisable in 10 equal yearly installments beginning July 1, 1983, of which 3,358 shares are currently exercisable but have not yet been exercised. The 3,358 shares exercisable are included in the number of shares beneficially owned.

                            PROPOSAL NO. 1
                         ELECTION OF DIRECTORS


     The Directors have fixed the exact number of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified at seven (7). Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of those seven (7) nominees, or as many thereof as possible under applicable voting rules. All nominees have been Directors of the Company since the last annual shareholders meeting. In the event that any of the nominees should be unable to serve as Director, the Proxies solicited hereby will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable to serve.

     The following table sets forth the names of, and certain information with respect to, the persons nominated by the Board of Directors for election as
Directors:

                                     POSITION    POSITION
                                       WITH        WITH    DIRECTOR  TERM
  NAME                          AGE   COMPANY      BANK     SINCE   EXPIRES
----------------------------------------------------------------------------

Jerrald R. Goldman              58    Director    Director    1995     1997

George H. Hollidge (2,3,4,5,6)  54    Director    Director    1981(1)  1997
                                      and         and
                                      Secretary   Secretary

Kikuo Nakahara (2,3,4,5,6)      64    Director    Director    1981(1)  1997
                                      and
                                      Chief
                                      Financial
                                      Officer

Shirley W. Nelson (3,6,7)       55    Director,   Director,   1982     1997
                                      Chairman,   Chairman,
                                      Chief       and
                                      Executive   Chief
                                      Officer,    Executive
                                      and         Officer
                                      President


Thomas H. State (2,3,4,6)       66    Director    Director    1994     1997

Mary C. Warren (2)              75    Director    Director    1996     1997

Barbara J. Williams (2,4,5)     60    Director    Director    1981(1)  1997


(1) Includes service as Director for the period during which the Company was in organization.
(2) Audit Committee member
(3) Loan Committee member
(4) Personnel Committee member
(5) Stock Option Committee member
(6) Executive Committee Member
(7) Ms. Nelson is an Ex Officio member of the Audit and Personnel
    Committees.  In addition, she is Chairman of the Loan Committee.

BUSINESS EXPERIENCE

     The following is a brief account of the business experience of the nominees to the Board of Directors.

     GEORGE H. HOLLIDGE has been President of Hollidge Transmission, Inc., Oakland, transmission specialists, since 1980. Prior to 1980, Mr. Hollidge was a partner in Hollidge Hydramatic, transmission specialists.

     JERRALD R. GOLDMAN, M. D. has been an orthopedic surgeon with offices in Oakland since 1972. Dr. Goldman is on the staff of Summit Medical Center, Oakland; Highland General Hospital, Oakland; John Muir Medical Center, Walnut Creek; and San Ramon Valley Medical Center, San Ramon. He is an associate clinical professor in the Department of Orthopedics at the University of California at San Francisco and attending staff at Highland General Hospital. Dr. Goldman is also a member of the Board of Governors of the Doctors' Company, an Inter-insurance Exchange, a professional liability, inter-insurance exchange doing business nationally. He is also the past Chairman of the Board of Summit Bancshares, Inc from 1981 to 1989.

     KIKUO NAKAHARA has been Managing Director of American Express Tax & Business Services, Inc. in Walnut Creek. Prior to this position he was a partner of Greene & Nakahara, an accounting firm in Walnut Creek, since 1993, and which merged with IDS Financial Services Inc. in 1994. From 1978 to 1993 he was managing Director of Greene, Nakahara and Lew Accountancy Corporation in Oakland.

     SHIRLEY W. NELSON has been the Chief Executive Officer and
President of the Company since May, 1983 as well as its Chairman since 1989. She has also been the Chairman, Chief Executive Officer of the Bank since 1983. In addition, she was the President of the Bank from May, 1983 until January 1, 1996.

     THOMAS H. STATE retired as the President and CEO of Peninsula Bank of Commerce in 1994. He began his banking career with Bank of America in the mid-1950s. From 1960 to 1973, he held various managerial positions with Central Valley National Bank and First National Bank of San Jose. In 1973, he joined Alameda First National Bank as Vice President and advanced to Executive Vice President, and in 1980, he was recruited to serve as the start-up President and CEO for Peninsula Bank of Commerce.

     MARY C. WARREN has worked as a government relations consultant since 1980 and is owner of Warren & Associates in Oakland. She held various management positions with United States Post Office over a 30-year period and has worked on the staffs of several state and federal elected officials. She serves on the boards of the, Oakland Metropolitan Chamber of Commerce and the One Hundred Club of Alameda County. For the past three years, she has been vice president of Labor and Business for Alameda, Contra Costa and Solano Counties. In addition, she is a Alameda County Honorary Deputy Sheriff.

     BARBARA J. WILLIAMS was a histology technologist for twenty-five years and until 1980, owned a laboratory in the "Pill Hill" area of Oakland. Since 1980, Ms. Williams has been the sole proprietor of a company involved in real estate rehabilitation and investment.

     The following is a brief account of the business experience of Executive Officers of the Bank.

     C. MICHAEL ZIEMANN has been President and Chief Operating Officer of the Bank since January 1, 1996. Prior to this position he was Chief Administrative Officer of the Bank subsequent to his position as CFO and Cashier to which he was appointed in April, 1987. Prior to that he was active in the administration of the Bank and was the manager of the Bank's Walnut Creek Office since April 1985. Prior to joining the Bank, he held various positions during his 16 years with Bank of America in operations, branch management, and regional administration where he was a district administrator.

COMMITTEES

     The Company has a Stock Option Committee ("Option Committee") and Summit Bank, the wholly-owned subsidiary of Summit Bancshares, Inc. (the "Bank"), has a Directors' Personnel Committee ("Personnel Committee") both of which have responsibilities as described below relating to compensation of directors and executive officers. During 1996 the members of the Option Committee were George H. Hollidge, Kikuo Nakahara and Barbara J. Williams.

     The principal function of the Option Committee is to administer the ISO Plan which was approved by the Shareholders of the Company at the Special Shareholders' Meeting held December 15, 1982 as well as the 1992 Employee and Consultant Stock Option Plan approved at the annual meeting held April 21, 1992. The Option Committee did not meet in 1996.

    The Personnel Committee was formed in 1983 and its members during 1996 were George Hollidge, Kikuo Nakahara, Thomas H. State, and Barbara Williams. The Personnel Committee is responsible for establishing the method and level of compensation of executive officers of the Bank. The Personnel Committee met 4 times in 1996

     The Company has a standing Audit Committee and during 1996 its members were George H. Hollidge, Kikuo Nakahara, Thomas H. State and Barbara Williams. The Audit Committee is charged with the responsibility to recommend the selection of an independent public accountant and to meet with the accountant to discuss the course and scope of the Company's audit. The Audit Committee met 5 times in 1996.

     The Company neither has nor during 1996 had a standing compensation committee or any standing committee performing similar functions, other than the Stock Option Committee and the Directors' Personnel Committee discussed above.

     The Company does not have a Nominating Committee. However, the Bylaws of the Company, as set forth in the Notice accompanying this Proxy Statement, provide a mechanism for Shareholder nomination of Directors.

     The Company has a standing Loan Committee and during 1996 its members were Shirley W. Nelson, George Hollidge, Kikuo Nakahara, Thomas State and in addition Denise Dodini, the Senior Lending Officer for the Company's subsidiary, Summit Bank. This committee has overall responsibility for credit administration. The committee met 28 times during 1996.

     The Company has a standing Executive Committee and during 1996 its members were Shirley W. Nelson, George Hollidge, Kikuo Nakahara, and Thomas State. The committee reviews and acts upon various matters or makes recommendations to the Board for other corporate actions. The committee met 8 times during 1996.

     There were six meetings of the Board of Directors of Summit Bancshares, Inc. from January 1, 1996, to December 31, 1996. Each Director attended at least 75% of the aggregate number of the Company's Directors' Meetings with the exception of Jerrald R. Goldman M.D. who attended 67% of the meetings. The Bank also held six meetings of the Board of Directors and all of the Directors attended at least 75% of those meetings with the exception of Jerrald R. Goldman M.D. who attended 67% of the meetings.

     All of the Directors who serve on committees of the Board attended at least 75% of the aggregate number of such committee meetings.












PREVIOUS MEETINGS

     Persons holding 76.23% of the outstanding shares participated in the April 25, 1996 Annual Meeting of the Shareholders in person or by proxy. The following items were approved at that meeting:

     1. 2 nominees for Director were elected by a vote of 323,406, and 5 nominees were elected by a vote of 299,609 (92.6% of the shares participating in the 1996 meeting).

     2. The selection of Arthur Andersen LLP to audit the financial statements of the Company for the fiscal year 1996 was approved by a vote of 318,476 shares (98.5% of the shares participating in the 1996 meeting).

                          CERTAIN TRANSACTIONS

     There have been no transactions since January 1, 1996, or presently proposed to which the Company or the Bank is a party in which any director, officer, nominee for director, 5% Shareholder, any relative or spouse of any such person or any relative of such spouse who has the same home as any such person, of the Company or the Bank, has or is to have a direct or indirect material interest. Excluded are any transactions where:

     A. The rate or charges involved in the transaction are determined by competitive bids, or the transaction involved the rendering of service as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

      B. The transaction involves services as a bank depository of funds, transfer agent, registrant, trustee under a trust indenture, or similar services;

      C. The amount involved in the transaction or series of similar transactions, including all periodic installments in the case of any lease or other agreement providing for periodic payments or installments, does not exceed $60,000; or

      D. The interest of the specified person arises solely from ownership of securities of the Company and the specified person receives no extra or special benefit not shared on a prorated basis.

      No director, officer, or nominee for director, or associate of such director, nominee or officer of the Company or the Bank was indebted to the Company or Bank during 1996 in an amount exceeding $60,000. Excluded are all amounts due to any such person for purchases which in the opinion of management are subject to usual trade terms, for ordinary travel and expense allowances and for other transactions in the ordinary course of business. Excluded loans include those made by the Bank to such persons pursuant to Federal Reserve Regulation T and which in the opinion of management are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with other persons and not involving more than a normal risk of collectibility or presenting other unfavorable features.

                           LEGAL PROCEEDINGS

     From time to time the Company is a party to claims and legal proceedings arising in the ordinary course of business. Currently, the Company has no outstanding suits brought against it.

               EXECUTIVE OFFICER COMPENSATION AND DIRECTOR COMPENSATION
                         FOR THE COMPANY AND THE BANK

        No cash compensation was paid to or accrued for any person for serving as an executive officer of the Company during 1996. Ms. Nelson and Mr. Ziemann are compensated by the Bank. Directors' cash fees were paid during 1996 in the following manner: $850.00 for each bi-monthly Summit Bank Board meeting attended by each of the seven Directors; $1,200 per month for all Loan Committee meetings held during the month; $600.00 for each Executive Committee attended; and $500.00 to the Chairman of the Audit and Personnel Committees for each meeting held. Total compensation paid to the Directors for 1996 was $103,252.

   SUMMARY COMPENSATION TABLE

        The following table summarizes compensation earned in 1996, 1995 and 1994 by the Chief Executive Officer and one other Executive Officer of the Bank. The other most highly paid executive officer is excluded as her total salary and bonus did not exceed $100,000 for 1996.


                             SUMMARY COMPENSATION TABLE
                             ------- ------------ -----


                                         Annual Compensation               Awards
                                         -------------------               ------
                                                            Other
                                                            Annual     Stock     All Other
                                                           Compen-     Options    Compen-
  Name and Principal               Salary      Bonus        sation     Granted    sation
      Position          Year        ($)         ($)          ($) (1)     (#)        ($) (2)
  -----------------------------------------------------------------------------------------
  Shirley W. Nelson     1996      172,500      70,000       7,200           0     12,500
  Chr. & CEO            1995      172,500      65,000       7,200           0     15,000
                        1994      172,500      47,339       7,200       4,000     12,500


  C. M. Ziemann (3)     1996       90,000      22,500       3,600           0      9,811
  Pres. and COO         1995       80,000      25,000       3,600           0     11,275
                        1994       73,500       6,000       3,600       2,000      6,574


   (1) Automobile allowance

   (2) Employer contribution to 401(k) Profit Sharing Plan

   (3) Mr. Ziemann was elected as President of the Bank as of January 1, 1996.

PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Compensaton of the CEO and other Executive Officers is recommended by the Personnel Committee and approved by the Board. Shirley W. Nelson's compensation is established in an employment agreement commencing January 1, 1990, with pursuant to which she serves as the Chairman and Chief Executive Officer of the Bank. During the term of the agreement, Ms. Nelson will be paid an annual salary of $150,000, subject to increases at the discretion of the Board of Directors. The Board increased her annual salary to $172,500 effective January 1, 1994 based on a annual compensation survey performed on behalf of California Bankers Association by Deloitte & Touche LLP. This comparative study reviewed various levels of compensation for officers and employees by bank asset size throughout the State of California. In 1996, Ms. Nelson earned an additional incentive bonus of $70,000, which is included in the above cash compensation figure. Ms. Nelson also receives use of an automobile and a monthly auto allowance of $600.00. In addition, she received $775 during 1996 in payment of the remainder of her bonus earned in 1995. The deferred compensation amount identified in the above chart represents Ms. Nelson's vested interest in the 1996 profit sharing contribution made by the Company as outlined below under 401(K) Profit Sharing Plan. Ms. Nelson is a participant in both the ISO Plan and the 1992 Employee and Consultant Stock Option Plan, pursuant to which Ms. Nelson has been granted options to purchase an aggregate of 39,000 shares of Common Stock of the Company at an average per share exercise price of $11.30 in 10 equal yearly installments commencing July 1, 1983.

     In 1994 the Board increased the annual salary of Mr. Ziemann to $73,500 with subsequent increases in the years 1995 and 1996 as outlined above based on annual compensation surveys performed on behalf of California Bankers Association by Deloitte & Touche LLP. This comparative study reviewed various levels of compensation for officers and employees by bank asset size throughout the State of California. In 1996, Mr. Ziemann earned an additional incentive bonus of $22,500, which is included in the above cash compensation figure. Mr. Ziemann also receives a monthly auto allowance of $300.00. The deferred compensation amount identified in the above chart represents Mr. Ziemann's vested interest in the 1996 profit sharing contribution made by the Company as outlined below under 401(K) Profit Sharing Plan. Mr. Ziemann is a participant in both the ISO Plan and the 1992 Employee and Consultant Stock Option Plan, pursuant to which Mr. Ziemann has been granted options to purchase an aggregate of 6,945 shares of Common Stock of the Company at an average per share exercise price of $14.14 in 10 equal yearly installments commencing July 1, 1983.

Submitted by the Personnel Committee:
         Kikuo Nakahara
         George H. Hollidge
         Thomas H. State
         Barbara J. Williams


STOCK OPTIONS

       There were no stock options issued in 1996.


        1996 AGGREGATE OPTION EXERCISES AND DECEMBER 31, 1996 OPTION VALUES
        ---- --------- ------ --------- --- -------- --  ---- ------ ------


                                                   Number of        Value of
                                                Shares Covered     Unexercised
                                                by Unexercised    In-the-Money
                                                  Options at        Options at
                                                Dec.  31, 1996    Dec.  31, 1996
                       Number of
                        Shares       Value       Exercisable/      Exerciseable/
                     Acquired on    Realized    Unexercisable     Unexerciseable
        Name           Exercise     ($) (1)          (#)              ($) (2)
 -------------------------------------------------------------------------------
 Shirley W. Nelson       8,250      183,975      25,271/13,729   542,063/294,487
 C. M. Ziemann           1,100       17,441       3,358/ 3,587    47,482/ 66,754


        (1) Calculated as the market value of the Common Stock on the date of exercise less the applicable exercise price.

        (2) Calculated as the difference between the market value of the Common Stock on December 31, 1996 and the exercise price of the options.

     Other than life and disability insurance policies purchased for all salaried employees of the Bank, including the executive officers, the premiums of which are paid by the Bank, there are no other long term incentive plans, pension, or other employee benefit plans in existence or anticipated except the 1992 Plan discussed below, including profit sharing and group health and hospitalization plans which discriminate in scope, terms or operation in favor of officers or directors of the Company or the Bank.

STOCK PERFORMANCE CHART

     The graph below compares the cumulative total stockholders return on the Company's Common Stock with the cumulative total return on the Standard & Poor's 500 Index and the Montgomery Securities' Northern California Bank Proxy, comprised of 16 Banks in Northern California (Footnote #1), for the five fiscal years commencing December 31, 1992 and ending December 31, 1996, assuming an investment of $100 and the reinvestment of any dividends.

     The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock



                  (graph)



        The data points depicted on the graph are as follows:


                                  Base          Fiscal year ended December 31,

                                  Year      1992    1993    1994    1995  1996


Summit Bank                       $100       $ 98    $105    $190    $207  $278
S&P 500 Composite Index            100        108     118     120     165   203
Northern California Bank Proxy     100        102     126     123     187   203

(1) TriCo Bancshares, Exchange Bank, Redwood Empire Bancorp, Saving Bank of Mendocino, RCB Corp (River City), Union Bank, Sumitomo Bank of California, The Pacific Bank, Westamerica, Civic BanCorp, California Bancshares, Cupertino National Bank, University National Bank and Trust, Silicon Valley Bancshares, and Pacific Capital Corp.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and shareholders owning greater than 10% of the Common Stock of the Company are required by SEC regulation to furnish the Company with copies of all reports filed pursuant to Section 16(a).

     Based solely on a review of copies of such reports required by Section 16(a) all persons required to file such reports did so on a timely bases except as follows. Shirley W. Nelson inadvertently failed to file a Form 4 for an exercise of an option to purchase 8,250 shares of Company stock in December, 1996. A Form 5 reporting this transaction was filed in January, 1997. Mr. Thomas
H. State inadvertently failed to file a Form 4 for the purchase of 200 shares of Company stock in October, 1996. A Form 5 reporting this transaction was filed in January, 1997.

                             PROPOSAL NO. 2
                RATIFICATION OF SELECTION OF INDEPENDENT
                           PUBLIC ACCOUNTANTS

     The firm of Coopers & Lybrand L.L.P. is being recommended as the Company's new independent public accountant. Although Arthur Andersen LLP, independent public accountants, has audited the books and records of the Bank since its organization in 1981, price differential between the two competing firms were deemed to be too great for the Company to continue to retain Arthur Andersen LLP. There were no disagreements with Arthur Andersen LLP in any of their previous audits which would have caused this change. Coopers & Lybrand L.L.P.
is one of the "Big Six" firms and performs audits for approximately 20 of the local banks and savings and loans in the Bay Area. Audit services performed by Coopers & Lybrand L.L.P. will consist of examining financial statements, preparing management letters, meetings with the Audit Committee of the Board of Directors and consulting with the Bank on accounting matters. Also, for the year ending December 31, 1997, Coopers & Lybrand L.L.P. will perform other non-audit services for the Bank. Such non-audit services consist of tax service, which included assistance in preparing and filing federal and state income tax returns, consultation on tax planning matters and other miscellaneous tax services.

     The selection of an independent accounting firm to provide services for the Bank is approved annually by the Bank's Board of Directors. The Board of Directors desires to hire Coopers & Lybrand L.L.P. as the independent accounting firm for the Bank and for the Company during the current fiscal year.

     Accordingly, Shareholders are being asked to act upon a proposal to ratify the Board of Director's selection of Coopers & Lybrand L.L.P. as the principal independent accounting firm to audit the books and records of the Bank and the Company and to perform other appropriate services during the current fiscal year. If the Shareholders do not approve such proposal, the Board of Directors will reconsider its action with respect to the selection of an independent accounting firm.

                     ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report to Shareholders, including financial statements for the year ended December 31, 1996, is provided to you herewith. If any Shareholder should wish an additional copy of the Annual Report or a copy of the Company's Report on Form 10-K filed with the Securities and Exchange Commission he or she should contact Ms. Shirley W. Nelson at Summit Bancshares, Inc., 2969 Broadway, Oakland, California, 94611 (Telephone: 510 839-8800). Copies will be provided free of charge.

                       PROPOSALS BY SHAREHOLDERS

     In accordance with the rules of the Securities and Exchange Commission, Shareholders of the Company may present proposals to the Company, subject to the certain limitations, for inclusions in the Company's Proxy Statement to be prepared in connection with its next regular Annual Meeting of Shareholders in April, 1998. Proposals must be received by January 1, 1998, to be considered for inclusion in the Proxy Statement.

                             OTHER BUSINESS

     If any other matters come before this meeting, not referred to in the enclosed proxy, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by the proxies in accordance with their best judgment. Management is not aware of any other business to come before their meeting, and as of the date of the preparation of this Proxy Statement, no Shareholder has submitted to management any proposals to be acted upon at the meeting.










Dated:  March 26, 1997

                                 By Order of the Board of Directors


                                 /s/ George H. Hollidge
                                 -------------------------------------
                                 GEORGE H. HOLLIDGE, Secretary

                                     PROXY

                            SUMMIT BANCSHARES, INC.

Only Shareholders of record as of the close of business on February 28, 1997 are entitled to notice of and to vote at the Annual Shareholders meeting. The undersigned hereby appoints Shirley W. Nelson and George H. Hollidge and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all the shares of the Common Stock of Summit Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of shareholders of the Company to be held on April 24, 1997 and at any and all adjournments thereof.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS the members of which have an interest in certain of the matters to be voted on at the meeting. This proxy will be voted as directed here; HOWEVER,IF NOT DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Where stock is registered jointly in the name of two or more persons, ALL should sign. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

      (Continued, and to be marked, dated and signed, on the other side)



-------------------------------------------------------------------------------
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



                                                                                             Please mark          |X|
                                                                                             your votes as
                                                                                             Indicated in
                                                                                             this example



THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR
ITEMS 1, 2 AND 3.

ITEM 1 - ELECTION OF DIRECTORS    FOR  WITHHELD              ITEM 2 - APPOINTMENT OF         FOR    AGAINST   ABSTAIN
        Nominees:                      FOR ALL               COOPERS & LYBRAND, L.L.P. AS
        Jerrald R. Goldman, MD    |_|  |_|                   public auditors for the         |_|      |_|       |_|
        George H. Hollidge                                   calendar year 1997.
        Kikuo Nakahara
        Shirley W. Nelson                                    ITEM 3 - In their discretion,   |_|      |_|       |_|
        Thomas H. State                                      on such other matters as
        Mary C. Warren                                       may properly come before
        Barbara J. Williams                                  the meeting.




WITHHELD FOR: (Write that nominee's
name in the space provided below):


------------------------------








                                                                                  Continued on the reverse side . . .

     Signature(s) _______________________________________________________________ Date  _____________________
     Print Name(s) ______________________________________________________________ Date _____________________


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